Exhibit 10.29

$175,000,000

American Eagle Energy Corporation

11% Senior Secured Notes due 2019

PURCHASE AGREEMENT

August 13, 2014

GMP Securities L.P.
As Representative of the several
   Initial Purchasers named in Schedule I attached hereto
c/o GMP Securities L.P.
331 Madison Avenue

New York, NY 10017

Ladies and Gentlemen:

American Eagle Energy Corporation, a Nevada corporation (the “Company”), proposes, upon the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to GMP Securities L.P. (“GMP”) and the other several initial purchasers named in Schedule I hereto (the “Initial Purchasers”), for whom GMP is acting as representative (in such capacity, the “Representative”), $175,000,000 in aggregate principal amount of its 11% senior secured notes due 2019 (the “Notes”). The Notes (i) will have terms and provisions that are summarized in the Pricing Disclosure Package and Offering Memorandum (as defined below), and (ii) are to be issued pursuant to an Indenture (the “Indenture”) to be entered into among the Company, the Guarantor (as defined below), U.S. Bank National Association, as trustee (the “Trustee”) and U.S. Bank National Association, as collateral agent (in such capacity, the “Collateral Agent”). The Company’s obligations under the Notes, including the due and punctual payment of interest on the Notes, will be irrevocably and unconditionally guaranteed (the “Guarantee”) by AMZG, Inc. (the “Guarantor”). As used herein, the term “Notes” shall include the Guarantee, unless the context otherwise requires. This Agreement is to confirm the agreement concerning the purchase of the Notes from the Company by the Initial Purchasers.

The Company and the Guarantor are referred to collectively herein as the “Company Parties” and, individually, as a “Company Party.”

1.          Purchase and Resale of the Notes. The Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption pursuant to Section 4(a)(2) under the Securities Act. The Company Parties have prepared a preliminary offering memorandum, dated August 4, 2014 (the “Preliminary Offering Memorandum”), a pricing term sheet substantially in the form attached hereto as Schedule II (the “Pricing Term Sheet”) setting forth the terms of the Notes omitted from the Preliminary Offering Memorandum and certain other information and an offering memorandum, dated August 13, 2014 (the “Offering Memorandum”), setting forth information regarding the Company, the Guarantor, the Notes, the Exchange Notes (as defined below), the Guarantee and the Exchange Guarantee (as defined below). The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time (as defined below), together with the Pricing Term Sheet and any of the documents listed on Schedule III(A) hereto are collectively referred to as the “Pricing Disclosure Package.” The Company Parties hereby confirm that they have authorized the use of the Pricing Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers. “Applicable Time” means 5:10 p.m. (New York City time) on the date of this Agreement.

Any reference to the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum shall be deemed to refer to and include the Company’s most recent Annual Report on Form 10-K and all subsequent documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or prior to the date of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be. Any reference to the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, and prior to such specified date. All documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports.”

You have advised the Company that you will offer and resell (the “Exempt Resales”) the Notes purchased by you hereunder on the terms set forth in each of the Pricing Disclosure Package and the Offering Memorandum, as amended or supplemented, solely (i) to persons whom you reasonably believe to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act (“QIBs”), and (ii) outside the United States to certain persons who are not U.S. Persons (as defined in Regulation S under the Securities Act (“Regulation S”)) (such persons, “Non-U.S. Persons”) in offshore transactions in reliance on Regulation S. As used herein, the terms “offshore transaction” and “United States” have the meanings assigned to them in Regulation S. Those persons specified in clauses (i) and (ii) are referred to herein as “Eligible Purchasers.”

Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement having substantially the terms described in the Pricing Disclosure Package (the “Registration Rights Agreement”) among the Company Parties and the Initial Purchasers to be dated the Closing Date (as defined herein), for so long as such Notes constitute Transfer Restricted Securities (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company Parties will agree to file with the Commission under the circumstances set forth therein, a registration statement under the Securities Act relating to the Company’s 11% senior secured notes due 2019 (the “Exchange Notes”) and the Guarantor’s Exchange Guarantee (the “Exchange Guarantee”) to be offered in exchange for the Notes and the Guarantee. Such portion of the offering is referred to as the “Exchange Offer.”

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As described in the Offering Memorandum and the Indenture, the Notes will be secured by the liens on certain of the assets of the Company Parties (the “Collateral”), pursuant to (i) a Guaranty and Collateral Agreement (the “Guaranty and Collateral Agreement”) that will be entered into as of the Closing Date among the Company Parties, the Trustee and the Collateral Agent, (ii) mortgages encumbering the interests of the Company Parties in certain real property, to be made and delivered by the Company Parties as of the Closing Date (the “Mortgages”), (iii) one or more account control agreements that will be entered into among the Company Parties, the Collateral Agent, and the applicable financial institutions (the “Control Agreements”), and (iv) any supplements or other instruments or documents or agreements entered into, made or delivered in connection with any of the foregoing or to secure any additional Collateral, in each case as each of the foregoing may from time to time be amended (collectively, with the documents and instruments in (i) through (iii) of this paragraph, the (“Collateral Documents”)). To the extent the Company enters into a senior credit facility, as contemplated by the Preliminary Offering Memorandum, the Company Parties, the Collateral Agent and the administrative agent under the senior credit facility will enter into an intercreditor agreement (the “Intercreditor Agreement”).

2.            Representations, Warranties and Agreements of the Company Parties. The Company Parties, jointly and severally, each represent, warrant and agree as follows:

(a)          When the Notes and the Guarantee are issued and delivered pursuant to this Agreement, such Notes and Guarantee will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company Parties that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

(b)          Assuming the accuracy of your representations and warranties in Section 3(b), the purchase and resale of the Notes pursuant hereto (including pursuant to the Exempt Resales) are exempt from the registration requirements of the Securities Act.

(c)          No form of general solicitation or general advertising within the meaning of Regulation D under the Securities Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Company Parties, any of their affiliates or any of their representatives (other than you, as to whom the Company Parties make no representation) in connection with the offer and sale of the Notes.

(d)          No directed selling efforts within the meaning of Rule 902 under the Securities Act were used by the Company, the Guarantor or any of their representatives (other than you, as to whom the Company Parties make no representation) with respect to Notes sold outside the United States to Non-U.S. Persons, and the Company, any affiliate of the Company and any person acting on its or their behalf (other than you, as to whom the Company Parties make no representation) has complied with and will implement the “offering restrictions” required by Rule 902 under the Securities Act.

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(e)          Each of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, each as of (x) its respective date (or in the case of the Pricing Disclosure Package, as of the Applicable Time) and (y) the Closing Date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

(f)          Neither of the Company Parties nor any other person acting on behalf of a Company Party has sold or issued any securities that would be integrated with the offering of the Notes contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

(g)          The Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum have been prepared by the Company Parties for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing or suspending the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company Parties, is contemplated.

(h)          The Offering Memorandum will not, as of its date or as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(i)          The Pricing Disclosure Package did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(j)          The Company has not made any offer to sell or solicitation of an offer to buy the Notes that would constitute a “free writing prospectus” (if the offering of the Notes were made pursuant to a registered offering under the Securities Act), as defined in Rule 433 under the Securities Act (a “Free Writing Offering Document”) without the prior consent of the Representative; any such Free Writing Offering Document the use of which has been previously consented to by the Initial Purchasers is listed on Schedule III.

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(k)          Each Free Writing Offering Document listed in Schedule III(B) hereto, when taken together with the Pricing Disclosure Package, did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from such Free Writing Offering Document listed in Schedule III(B) hereto in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(l)          The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Exchange Act Reports did not and will not, when filed with the Commission, contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(m)          Each of the Company Parties has been duly organized, is validly existing and in good standing as a corporation under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ equity, properties, business or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). Each of the Company Parties has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the most recent fiscal year. None of the subsidiaries of the Company (other than the Guarantor) is a “significant subsidiary” (as defined in Rule 405 under the Securities Act).

(n)          The Company has an authorized capitalization as set forth in each of the Pricing Disclosure Package and the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth in the Pledge and Security Agreement, dated as of August 19, 2013, among the Company, AMZG, Inc., AEE Canada, Inc., EERG Energy ULC, and Morgan Stanley Capital Group Inc., all of the issued shares of capital stock or other ownership interest of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(o)          Each of the Company Parties has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly and validly authorized by each Company Party, and upon its execution and delivery, assuming due authorization, execution and delivery by the Trustee and the Collateral Agent, will constitute the valid and binding agreement of the Company Parties, enforceable against each Company Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law)(collectively, the “Enforceability Exceptions”). The Indenture will comply in all material respects with the requirements of the Trust Indenture Act of 1939 (the “Trust Indenture Act”). The Indenture will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(p)          The Company has all requisite corporate power and authority to execute, issue, sell and perform its obligations under the Notes. The Notes have been duly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Indenture, assuming due authentication of the Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions. The Notes will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(q)          The Company has all requisite corporate power and authority to execute, issue and perform its obligations under the Exchange Notes. The Exchange Notes have been duly and validly authorized by the Company and, if and when issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions.

(r)          The Guarantor has all requisite corporate power and authority to execute, issue and perform its obligations under the Guarantee. The Guarantee has been duly and validly authorized by the Guarantor, and when the Indenture is duly executed and delivered by the Guarantor in accordance with its terms and upon the due execution, authentication and delivery of the Notes in accordance with the Indenture and the issuance of the Notes in the sale to the Initial Purchasers contemplated by this Agreement, will constitute valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to the Enforceability Exceptions. The Guarantee will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(s)          The Guarantor has all requisite corporate power and authority to execute, issue and perform its obligations under the Exchange Guarantee. The Exchange Guarantee has been duly and validly authorized by the Guarantor, and if and when executed and delivered by the Guarantor in accordance with the terms of the Indenture and upon the due execution and authentication of the Exchange Notes in accordance with the Indenture and the issuance and delivery of the Exchange Notes in the Exchange Offer contemplated by the Registration Rights Agreement, will be validly issued and delivered and will constitute valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to the Enforceability Exceptions.

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(t)          The Company Parties have all requisite corporate power and authority to execute, deliver and perform their respective obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by each Company Party and, when executed and delivered by the Company Parties in accordance with the terms hereof and thereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by you) will be the legally valid and binding obligation of the Company Parties, enforceable against the Company Parties in accordance with its terms, subject to the Enforceability Exceptions and, as to rights of indemnification and contribution, by principles of public policy. The Registration Rights Agreement will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(u)          The Company Parties have all requisite corporate power and authority to execute, deliver and perform their respective obligations under the Intercreditor Agreement, in the case of the Company, and each of the Collateral Documents to which they are party. Each of the Collateral Documents has been duly authorized by each of the Company Parties, and the Intercreditor Agreement has been duly authorized by the Company, and when executed by each Company Party, as applicable, and delivered by such Company Party, and assuming due authorization, execution and delivery thereof by the other parties thereto, will constitute a valid and binding obligation of such Company Party, enforceable against such Company Party in accordance with its terms, and, upon delivery of the applicable Collateral Documents to the Collateral Agent, is sufficient to create valid security interests in and liens on the Collateral, enforceable in accordance with its terms, except as enforcement thereof may be limited by the Enforceability Exceptions. The Collateral Documents and the Intercreditor Agreement will conform in all material respects to the descriptions thereof in the Offering Memorandum.

(v)         Upon the filing of the appropriate UCC financing statements and the taking of other actions, in each case as further described in the Collateral Documents and in Notes, the liens on the rights of the Company Parties in the Collateral will be valid and perfected security interests in all Collateral that can be perfected by the filing of a UCC-1 financing statement under the UCC as in effect in any jurisdiction and the liens will have the priority described in the Offering Memorandum subject in priority only to the Permitted Prior Liens and, to the extent applicable at such time, any Priority Liens (as each such term is defined in the Indenture), subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. As of the Settlement Date, the filing of all necessary UCC financing statements in the proper filing offices and other filings and actions contemplated by the Guaranty and Collateral Agreement, will have been duly made or taken and will be in full force and effect, in each case, to the extent required by the Guaranty and Collateral Agreement. As of the Settlement Date, the Collateral Agent shall have possession and control of all Collateral for which the Collateral Documents require such possession or control as of the Settlement Date. Upon the due execution and delivery of the Mortgages, each of the Mortgages will be effective to create a trust or mortgage lien, as applicable, in favor of the Collateral Agent in all the right, title and interest of the Company Parties in the Mortgaged Property described therein, subject in priority only to liens permitted by the Indenture, and each such Mortgage, upon recording, will constitute constructive notice to third parties of the lien of such Mortgage and each of the trust or mortgage liens, as applicable, will have the priority described in the Offering Memorandum subject only to the Permitted Prior Liens.

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(w)          The Company Parties have all requisite corporate power and authority to execute, deliver and perform their respective obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company Parties.

(x)          The issue and sale of the Notes and the Guarantee, the execution, delivery and performance by the Company Parties of the Notes, the Guarantee, the Exchange Notes, the Exchange Guarantee, the Indenture, the Registration Rights Agreement and this Agreement, the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and the consummation of the transactions contemplated hereby and thereby, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries (other than those created pursuant to the Indenture), or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company or any of its subsidiaries, or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.

(y)          No consent, approval, authorization or order of, or filing, registration or qualification with any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets is required for the issue and sale of the Notes and the Guarantee, the execution, delivery and performance by the Company Parties of the Notes, the Guarantee, the Exchange Notes, the Exchange Guarantee, the Indenture, the Registration Rights Agreement and this Agreement, the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and the consummation of the transactions contemplated hereby and thereby, except for (i) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers, each of which has been obtained and is in full force and effect, and (ii) the filing of a registration statement by the Company with the Commission pursuant to the Securities Act as required by the Registration Rights Agreement.

(z)          The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

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(aa)         Hein & Associates LLP (“Hein”), who have certified certain financial statements of the Company, whose report appears in the Pricing Disclosure Package and the Offering Memorandum and who have delivered the initial letter referred to in Section 7(f) hereof, are independent registered public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board.

(bb)         The Company and each of its subsidiaries maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by, or under the supervision of, the Company’s principal executive and principal financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States. The Company and each of its subsidiaries maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (iii) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. As of the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by Hein and the audit committee of the board of directors of the Company, there were no material weaknesses in the Company’s internal controls and the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum fairly present the information called for in all material respects and have been prepared in accordance with the Commission's rules and guidelines applicable thereto.

(cc)         (i) The Company and each of its subsidiaries maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company and its subsidiaries in the reports they file or submit under the Exchange Act is accumulated and communicated to management of the Company and its subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made, and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

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(dd)         Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by Hein and the audit committee of the board of directors of the Company, (i) the Company has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls, that could adversely affect the ability of the Company or any of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls, and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries; and (ii) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(ee)          There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(ff)         Except as described in the Pricing Disclosure Package and the Offering Memorandum, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, neither of the Company Parties has (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or court or governmental action, order or decree, (ii) issued or granted any securities, (iii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iv) entered into any transaction not in the ordinary course of business, or (v) declared or paid any dividend on its capital stock, and since such date, there has not been any change in the capital stock or long-term debt of the Company Parties or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries, taken as a whole, in each case except as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(gg)         The Company Parties have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such liens, encumbrances and defects as are described in the Pricing Disclosure Package and the Offering Memorandum and such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company Parties. All assets held under lease by the Company Parties are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company Parties.

(hh)         The Company and each of its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Pricing Disclosure Package and the Offering Memorandum, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and each of its subsidiaries have fulfilled and performed all of their obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect. Neither the Company, nor any of its subsidiaries has received notice of any revocation or modification of any such Permits or has any reason to believe that any such Permits will not be renewed in the ordinary course.

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(ii)         The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

(jj)         There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that could, in the aggregate, reasonably be expected to have a Material Adverse Effect or could, in the aggregate, reasonably be expected to have a material adverse effect on the performance by the Company Parties of the performance of their respective obligations under this Agreement, the Indenture, the Notes, the Guarantee, the Registration Rights Agreement or the consummation of any of the transactions contemplated hereby. To the Company Parties’ knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(kk)         Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

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(ll)         The Company and each of its subsidiaries (i) are, and at all times prior hereto were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all material permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received notice or otherwise have knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants. Except as described in the Pricing Disclosure Package and the Offering Memorandum, (x) there are no proceedings that are pending, or known to be contemplated, against the Company or any of its subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (z) none of the Company and its subsidiaries anticipates material capital expenditures relating to Environmental Laws.

(mm)         The Company Parties have filed all federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due, and no tax deficiency has been determined adversely to the Company Parties, nor do the Company Parties have any knowledge of any tax deficiencies that have been, or could reasonably be expected to be asserted against the Company Parties, that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(nn)         Neither of the Company Parties is and, after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum, will be, an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(oo)         Ryder Scott Company, L.P. (“Ryder Scott”), whose report appears in the Pricing Disclosure Package and the Offering Memorandum and who has delivered the letter referred to in Section 7(i) hereof, was, as of the date of such report, and is, as of the date hereof, an independent reserve engineer with respect to the Company.

(pp)         MHA Petroleum Consultants LLC (“MHA”), whose report appears in the Pricing Disclosure Package and the Offering Memorandum and who has delivered the letter referred to in Section 7(j) hereof, was, as of the date of such report, and is, as of the date hereof, an independent reserve engineer with respect to the Company.

(qq)         The Company and its affiliates have not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company Parties in connection with the offering of the Notes.

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(rr)         Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company Parties, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has in the course of its actions for, or on behalf of the Company or any of its subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official, “foreign office” (as defined in the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”)) or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA, the Bribery Act 2010 of the United Kingdom, as amended, or any other applicable anti-corruption or anti-bribery laws or statutes; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, foreign official or employee; and the Company and its subsidiaries and, to the knowledge of the Company Parties, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA, the Bribery Act 2010 of the United Kingdom, as amended, and any other applicable anti-corruption or anti-bribery laws or statutes, and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ss)         The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company Parties, threatened.

(tt)         Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company Parties, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries (i) is currently subject to or the target of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”); or (ii) located, organized or resident in a country that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan, and Syria); and the Company Parties will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person, or in any country or territory, that currently is the subject or target of Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as an underwriter, advisor, investor or otherwise) of Sanctions. The Company and its subsidiaries have not knowingly engaged in for the past five years, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject or target of Sanctions.

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(uu)         The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” set forth or incorporated by reference in the Preliminary Offering Memorandum contained in the Pricing Disclosure Package and the Offering Memorandum accurately and fully describes (i) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (ii) the judgments and uncertainties affecting the application of critical accounting policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

(vv)         There are no contracts or other documents that would be required to be described in a registration statement filed under the Securities Act or filed as exhibits to a registration statement of the Company pursuant to Item 601(10) of Regulation S-K that have not been described in the Pricing Disclosure Package and the Offering Memorandum. The statements made in the Pricing Disclosure Package and the Offering Memorandum, insofar as they purport to constitute summaries of the terms of the contracts and other documents that are so described, constitute accurate summaries of the terms of such contracts and documents in all material respects. Neither the Company nor any of its subsidiaries has knowledge that any other party to any such contract or other document has any intention not to render full performance as contemplated by the terms thereof.

(ww)         No relationship, direct or indirect, that would be required to be described in a registration statement of the Company pursuant to Item 404 of Regulation S-K, exists between or among the Company Parties or their respective subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company Parties or their respective subsidiaries, on the other hand, that has not been described in the Pricing Disclosure Package and the Offering Memorandum.

(xx)        No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company Parties, is imminent that could reasonably be expected to have a Material Adverse Effect.

(yy)         The statements made in the Pricing Disclosure Package and the Offering Memorandum under the captions “Business—Hydraulic Stimulation,” “Business—Government Regulations,” “Certain Transactions with Related Parties,” “Management,” “Description of Other Indebtedness” and “Plan of Distribution,” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(zz)         None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

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(aaa)        The Company and each of its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Company and its subsidiaries are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance. There are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

(bbb)        The Company has not taken any action or omitted to take any action (such as issuing any press release relating to any Notes without an appropriate legend) which may result in the loss by any of the Initial Purchasers of the ability to rely on any stabilization safe harbor provided by the Financial Services Authority under the Financial Services and Markets Act 2000.

(ccc)        (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in material compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (C) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), and (D) neither the Company nor any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

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(ddd)        No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or other ownership interests, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in the Pricing Disclosure Package and the Offering Memorandum.

(eee)        The statistical and market-related data included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum are based on or derived from sources that the Company believes to be reliable in all material respects.

(fff)        There are no contracts, agreements or understandings between the Company or the Guarantor and any person granting such person the right to require the Company or the Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or the Guarantor owned or to be owned by such person or in any securities being registered pursuant to any other registration statement filed by the Company or the Guarantor under the Securities Act.

(ggg)        There are no contracts, agreements or understandings between the Company or the Guarantor and any person granting such person the right to require the Company or the Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or the Guarantor (other than the Registration Rights Agreement) owned or to be owned by such person or to require the Company or the Guarantor to include such securities registered pursuant to the Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company or the Guarantor under the Securities Act.

(hhh)        Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that could give rise to a valid claim against any of them or the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Notes.

(iii)        Neither the Company nor any of its subsidiaries is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could reasonably be expected to have a Material Adverse Effect.

(jjj)        The statements set forth in each of the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Notes and the Guarantee and under the captions “Certain U.S. Federal Income Tax Considerations,” “Certain Transactions with Related Parties,” “Description of Other Indebtedness,” “Management” and “Plan of Distribution,” insofar as they purport to summarize the provisions of the laws and documents referred to therein, are accurate summaries in all material respects.

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(kkk)        Immediately after the consummation of transactions contemplated by this Agreement, the Company will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company are not less than the total amount required to pay the probable liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Notes as contemplated by this Agreement, the Pricing Disclosure Package and the Offering Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, (iv) the Company is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged, and (v) the Company is not a defendant in any civil action that would result in a judgment that the Company is or would become unable to satisfy. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

Any certificate signed by any officer of a Company Party and delivered to the Representative or counsel for the Initial Purchasers in connection with the offering of the Notes shall be deemed a representation and warranty by such Company Party, jointly and severally, as to matters covered thereby, to each Initial Purchaser.

3.            Purchase of the Notes by the Initial Purchasers, Agreements to Sell, Purchase and Resell.

(a)          The Company Parties, jointly and severally, hereby agree, on the basis of the representations, warranties, covenants and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company Parties herein contained and subject to all the terms and conditions set forth herein, each Initial Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 96.059% of the principal amount thereof, the principal amount of Notes set forth opposite the name of such Initial Purchaser in Schedule I hereto. The Company Parties shall not be obligated to deliver any of the securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.

(b)          Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to the Company that it will offer the Notes for sale upon the terms and conditions set forth in this Agreement and in the Pricing Disclosure Package. Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to, and agrees with, the Company, on the basis of the representations, warranties and agreements of the Company Parties, that such Initial Purchaser: (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes; (ii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Pricing Disclosure Package; and (iii) will not engage in any directed selling efforts within the meaning of Rule 902 under the Securities Act, in connection with the offering of the Notes. The Initial Purchasers have advised the Company that they will offer the Notes to Eligible Purchasers at a price initially equal to 99.059% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Notes. Such price may be changed by the Initial Purchasers at any time without notice.

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(c)          The Initial Purchasers have not nor, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Notes, will not, use, authorize use of, refer to or distribute any material in connection with the offering and sale of the Notes other than (i) the Preliminary Offering Memorandum, the Pricing Disclosure Package, the Offering Memorandum, (ii) any written communication that contains either (x) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (y) “issuer information” that was included (including through incorporation by reference) in the Preliminary Offering Memorandum or any Free Writing Offering Document listed on Schedule III hereto, (iii) the Free Writing Offering Documents listed on Schedule III hereto, (iv) any written communication prepared by such Initial Purchaser and approved by the Company in writing, or (v) any written communication relating to or that contains the terms of the Notes or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum.

Each of the Initial Purchasers understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(c), 7(d) and 7(e) hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchasers hereby consent to such reliance.

4.           Delivery of the Notes and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Notes shall be made at the office of Latham & Watkins LLP, Houston, Texas at 9:00 A.M., Houston time, on August 27, 2014 (the “Closing Date”). The place of closing for the Notes and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

The Notes will be delivered to the Initial Purchasers, or the Trustee as custodian for The Depository Trust Company (“DTC”), against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer in immediately available funds to an account designated by the Company, by causing DTC to credit the Notes to the account of the Initial Purchasers at DTC. The Notes will be evidenced by one or more global securities in definitive form and will be registered in the name of Cede & Co. as nominee of DTC. The Notes to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in Houston, Texas for inspection and packaging not later than 9:00 A.M., Houston time, on the Closing Date.

5.           Agreements of the Company Parties. The Company Parties, jointly and severally, agree with each of the Initial Purchasers as follows:

(a)          The Company Parties will furnish to the Initial Purchasers, without charge, within one business day of the date of the Offering Memorandum, such number of copies of the Offering Memorandum as may then be amended or supplemented as they may reasonably request.

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(b)          The Company Parties will prepare the Offering Memorandum in a form approved by the Initial Purchasers and will not make any amendment or supplement to the Pricing Disclosure Package or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised.

(c)          The Company Parties consent to the use of the Pricing Disclosure Package and the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by all dealers to whom Notes may be sold, in connection with the offering and sale of the Notes.

(d)          If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to Eligible Purchasers, any event occurs or information becomes known that, in the judgment of the Company Parties or in the opinion of counsel for the Initial Purchasers, should be set forth in the Pricing Disclosure Package or the Offering Memorandum so that the Pricing Disclosure Package or the Offering Memorandum, as then amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Pricing Disclosure Package or the Offering Memorandum in order to comply with any law, the Company Parties will forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.

(e)          Neither Company Party will make any offer to sell or solicitation of an offer to buy the Notes that would constitute a Free Writing Offering Document without the prior consent of the Representative, which consent shall not be unreasonably withheld or delayed. If at any time following issuance of a Free Writing Offering Document any event occurred or occurs as a result of which such Free Writing Offering Document conflicts with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or, when taken together with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, as promptly as practicable after becoming aware thereof, the Company will give notice thereof to the Initial Purchasers through the Representative and, if requested by the Representative, will prepare and furnish without charge to each Initial Purchaser a Free Writing Offering Document or other document which will correct such conflict, statement or omission.

(f)          Promptly from time to time to take such action as the Initial Purchasers may reasonably request to qualify the Notes for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

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(g)          For a period commencing on the date hereof and ending on the 180th day after the date of the Offering Memorandum, the Company Parties agree not to, directly or indirectly, (i) offer for sale, sell, or otherwise dispose of (or enter into any transaction or device that is designed to, or would be expected to, result in the disposition by any person at any time in the future of) any debt securities of the Company substantially similar to the Notes or securities convertible into or exchangeable for such debt securities of the Company, or sell or grant options, rights or warrants with respect to such debt securities of the Company or securities convertible into or exchangeable for such debt securities of the Company, (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such debt securities of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of debt securities of the Company or other securities, in cash or otherwise, (iii) file or cause to be filed a registration statement, including any amendments, with respect to the registration of debt securities of the Company substantially similar to the Notes or securities convertible, exercisable or exchangeable into debt securities of the Company, or (iv) publicly announce an offering of any debt securities of the Company substantially similar to the Notes or securities convertible or exchangeable into such debt securities, in each case without the prior written consent of the Representative, on behalf of the Initial Purchasers, except in exchange for the Exchange Notes and the Exchange Guarantee in connection with the Exchange Offer.

(h)          So long as any of the Notes are outstanding, the Company Parties will furnish at their expense to the Initial Purchasers, and, upon request, to the holders of the Notes and prospective purchasers of the Notes, the information required by Rule 144A(d)(4) under the Securities Act (if any).

(i)          The Company Parties will apply the net proceeds from the sale of the Notes to be sold by it hereunder substantially in accordance with the description set forth in the Pricing Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds.”

(j)          The Company Parties and their affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably could be expected to cause or result in the stabilization or manipulation of the price of any security of the Company Parties in connection with the offering of the Notes.

(k)          The Company Parties will use their best efforts to permit the Notes to be eligible for clearance and settlement through DTC.

(l)          The Company Parties will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been acquired by any of them, except for Notes purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(m)          The Company Parties agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Notes.

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(n)          In connection with any offer or sale of the Notes, the Company Parties will not engage, and will cause their respective affiliates and any person acting on their behalf (other than, in any case, the Initial Purchasers and any of their respective affiliates, as to whom the Company Parties make no covenant) not to engage (i) in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) or any public offering within the meaning of Section 4(a)(2) of the Securities Act in connection with any offer or sale of the Notes and/or (ii) in any directed selling effort with respect to the Notes within the meaning of Regulation S under the Securities Act, and to comply with the offering restrictions requirement of Regulation S of the Securities Act.

(o)          The Company Parties agree to comply with all the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letters of the Company Parties to DTC relating to the approval of the Notes by DTC for “book entry” transfer.

(p)          The Company Parties will do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers’ obligations hereunder to purchase the Notes.

6.           Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company Parties, jointly and severally, agree to pay all expenses, costs, fees and taxes incident to and in connection with: (a) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum (including, without limitation, financial statements and exhibits and one or more versions of the Preliminary Offering Memorandum and the Offering Memorandum for distribution in Canada, including in the form of a Canadian “wrapper” (including related fees and expenses of Canadian counsel to the Initial Purchasers)) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Company Parties’ accountants and counsel and of Latham & Watkins LLP, counsel to the Initial Purchasers); (b) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, the Registration Rights Agreement, the Collateral Documents, all Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales (including the fees, disbursements and expenses of the Company Parties’ counsel and of Latham & Watkins LLP, counsel to the Initial Purchasers); (c) the issuance and delivery by the Company of the Notes and by the Guarantor of the Guarantee and any taxes payable in connection therewith; (d) the qualification of the Notes and the Exchange Notes for offer and sale under the securities or Blue Sky laws of the several states and any foreign jurisdictions as the Initial Purchasers may designate (including, without limitation, the reasonable fees and disbursements of the Initial Purchasers’ counsel relating to such registration or qualification); (e) the furnishing of such copies of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; (f) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof); (g) the approval of the Notes by DTC for “book-entry” transfer (including fees and expenses of counsel for the Initial Purchasers); (h) the rating of the Notes and the Exchange Notes; (i) the obligations of the Trustee or the Collateral Agent, and any of their respective agents or counsel in connection with the Indenture, the Notes, the Guarantee, the Exchange Notes and the Exchange Guarantee; (j) the performance by the Company Parties of their other obligations under this Agreement; and (k) all travel expenses (including expenses related to chartered aircraft) of each Initial Purchaser and the Company’s officers and employees and any other expenses of each Initial Purchaser and the Company in connection with attending or hosting meetings with prospective purchasers of the Notes, and expenses associated with any electronic road show.

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7.           Conditions to Initial Purchasers’ Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on and as of the Closing Date, of the representations and warranties of the Company Parties contained herein, to the performance by the Company Parties of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a)          The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Pricing Disclosure Package, any Free Writing Offering Document or the Offering Memorandum, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Latham & Watkins LLP, counsel to the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading.

(b)          All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Guarantee, the Exchange Notes, the Exchange Guarantee, the Registration Rights Agreement, the Indenture, the Pricing Disclosure Package and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company Parties shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c)          Baker Hostetler LLP shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company Parties, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Exhibit A hereto.

(d)          Lathrop & Gage LLP, North Dakota and Montana counsel, shall have furnished to the Initial Purchasers its written opinion, as special counsel to the Company Parties, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Exhibit B hereto.

(e)          The Initial Purchasers shall have received from Latham & Watkins LLP, counsel for the Initial Purchasers, such opinion or opinions and negative assurance letter, dated the Closing Date, with respect to the issuance and sale of the Notes, the Pricing Disclosure Package, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as such counsel reasonably requests for the purpose of enabling them to pass upon such matters.

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(f)          At the time of execution of this Agreement, the Initial Purchasers shall have received from Hein a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent registered public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(g)          With respect to the letter of Hein referred to in the preceding paragraph and delivered to the Initial Purchasers concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Initial Purchasers a “bring-down letter” of such accountants, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent registered public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Offering Memorandum, as of a date not more than three days prior to the date of the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter, and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(h)          Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, (i) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries, taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Memorandum.

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(i)          At the time of execution of this Agreement, the Initial Purchasers shall have received from Ryder Scott an initial letter (the “initial Ryder Scott letter”), in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof and a subsequent letter dated as of the Closing Date, which such letter shall cover the period from any initial Ryder Scott letter to the Closing Date, confirming that they are independent with respect to the Company and stating the conclusions and findings of such firm with respect to oil and natural gas reserve estimates of the Company as is customary to initial purchasers in connection with similar transactions.

(j)          At the time of execution of this Agreement, the Initial Purchasers shall have received from MHA an initial letter (the “initial MHA letter”), in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof and a subsequent letter dated as of the Closing Date, which such letter shall cover the period from any initial MHA letter to the Closing Date, confirming that they are independent with respect to the Company and stating the conclusions and findings of such firm with respect to oil and natural gas reserve estimates of the Company as is customary to initial purchasers in connection with similar transactions.

(k)          The Company Parties shall have furnished or caused to be furnished to the Initial Purchasers dated as of the Closing Date a certificate of the Chief Executive Officer and Chief Financial Officer of the Company and the Guarantor, or other officers satisfactory to the Initial Purchasers, as to such matters as the Representative may reasonably request, including, without limitation, a statement:

(i)          That the representations, warranties and agreements of the Company Parties in Section 2 are true and correct on and as of the Closing Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii)         That they have examined the Pricing Disclosure Package and the Offering Memorandum, and, in their opinion, (A) the Pricing Disclosure Package, as of the Applicable Time, and the Offering Memorandum, as of its date and as of the Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (B) since the date of the Pricing Disclosure Package and the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Pricing Disclosure Package and the Offering Memorandum; and

(iii)        To the effect of Section 7(h) (provided that no representation with respect to the judgment of the Representative need be made) and Section 7(l).

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(l)          Subsequent to the earlier of the Applicable Time and the execution and delivery of this Agreement there shall not have occurred any of the following: (i) downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is used by the Commission in Section 15E under the Exchange Act, or (ii) such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities.

(m)          The Collateral Agent shall have received, and the Representative shall have received a copy of:

(i)          appropriately completed copies, which have been duly authorized for filing by the appropriate person, of UCC-1 financing statements or equivalent filings naming each Company Party as debtor and the Collateral Agent as the secured party covering the Collateral to be filed under the UCC of all jurisdictions as may be necessary to perfect the security interests of the Collateral Agent in any Collateral held by either Company Party to the extent that such security interests can be perfected by the filing of a UCC-1 financing statement, securing the obligations of the Company Parties with respect to the Notes;

(ii)         appropriately completed copies, which have been duly authorized for filing by the appropriate person, of UCC-3 termination statements or equivalent filings, if any, necessary to terminate existing UCC-1 financing statements filed to perfect liens (other than Permitted Prior Liens) of any person in any Collateral held by any Company Party;

(iii)        certified copies of UCC Requests for Information or copies (Form UCC-11), or a similar search report certified by a party acceptable to the Collateral Agent, dated a date reasonably prior to the Closing Date, listing all effective UCC-1 financing statements which name any Company Party (under its present name and any previous names) as the debtor, together with copies of such financing statements (none of which shall cover any Collateral described in any Collateral Document, other than such UCC-1 financing statements that evidence Permitted Prior Liens or liens referred to in the UCC-3 termination statements to be delivered); and

(iv)        such other documents with respect to any Collateral held by any Company Party as the Collateral Agent may reasonably request pursuant to the execution and delivery of the Guaranty and Collateral Agreement.

(n)          The Representative shall be satisfied that (i) the liens on the Collateral granted in favor of the Collateral Agent for the benefit of the holders of the Notes and the Guarantees are of the priority described in the Offering Memorandum; and (ii) no lien or other encumbrance exists on any of the Collateral other than the liens created under the Collateral Documents in favor of the Collateral Agent for the benefit of the holders of the Notes and the Guarantee and the Permitted Prior Liens, in each case, subject in priority to the Permitted Prior Liens and liens to be released simultaneously with the consummation of the transactions contemplated hereby.

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(o)          At the Closing Date, all the parties thereto shall have executed and delivered, and the Representative shall have received an original copy of, each of the Collateral Documents and the Intercreditor Agreement, each of which agreements shall have, in all material respects, the terms and conditions as described in the Offering Memorandum.

(p)          The Notes shall be eligible for clearance and settlement through DTC.

(q)          The Company Parties shall have executed and delivered the Registration Rights Agreement, and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company Parties.

(r)          The Company Parties, the Trustee and the Collateral Agent shall have executed and delivered the Indenture, and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company Parties, the Trustee and the Collateral Agent.

(s)          Subsequent to the earlier of the Applicable Time and the execution and delivery of this Agreement there shall not have occurred any of the following: (i) (A) trading in securities generally on any securities exchange that has registered with the Commission under Section 6 of the Exchange Act (including the New York Stock Exchange, NYSE MKT, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market), or (B) trading in any securities of the Company on any exchange or in the over-the-counter market, shall, in the case of either (A) or (B), have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), or any other calamity or crisis either within or outside the United States, in each case, as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering, sale or delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum or that, in the judgment of the Representative, could materially and adversely affect the financial markets or the markets for the Notes and other debt securities.

(t)          There shall exist at and as of the Closing Date no condition that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Indenture.

(u)          On or prior to the Closing Date, the Company Parties shall have furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers may reasonably request.

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All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

8.           Indemnification and Contribution.

(a)          The Company Parties hereby agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which such Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky application or other document prepared or executed by the Company or the Guarantor (or based upon any written information furnished by the Company or the Guarantor) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), or (C) in any materials or information provided to investors by, or with the approval of, the Company or the Guarantor in connection with the marketing of the offering of the Notes (“Marketing Materials”), including any road show or investor presentations made to investors by the Company (whether in person or electronically), or (ii) the omission or alleged omission to state in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser and each such affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Initial Purchaser, affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Pricing Disclosure Package or Offering Memorandum, or in any such amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability that the Company Parties may otherwise have to any Initial Purchaser or to any affiliate, director, officer, employee or controlling person of such Initial Purchaser.

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(b)          Each Initial Purchaser, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, the Guarantor, each of their respective officers and employees, each of their respective directors and affiliates, and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Guarantor or any such director, officer, affiliate, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky Application, or (C) in any Marketing Materials, or (ii) the omission or alleged omission to state in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Representative by or on behalf of such Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 8(e). The foregoing indemnity agreement is in addition to any liability that any Initial Purchaser may otherwise have to the Company, the Guarantor or any such director, officer, affiliate, employee or controlling person.

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(c)          Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under paragraphs (a) or (b) above except to the extent it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure and; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under paragraphs (a) or (b) above. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ counsel to represent jointly the Initial Purchasers and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company Parties under this Section 8, if (i) the Company Parties and the Initial Purchasers shall have so mutually agreed; (ii) the Company Parties have failed within a reasonable time to retain counsel reasonably satisfactory to the Initial Purchasers; (iii) the Initial Purchasers and their respective directors, officers, employees and controlling persons shall have reasonably concluded, based on the advice of counsel, that there may be legal defenses available to them that are different from or in addition to those available to the Company Parties; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Initial Purchasers or their respective directors, officers, employees or controlling persons, on the one hand, and the Company Parties, on the other hand, and representation of both sets of parties by the same counsel would present a conflict due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Company Parties and the Company Parties shall no longer have the right to assume the defense of any such claim or action. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(a) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.

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(d)          If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company Parties, on the one hand, and the Initial Purchasers, on the other, from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company Parties, on the one hand, and the Initial Purchasers, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company Parties, on the one hand, and the Initial Purchasers, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company Parties, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement as set forth on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company Parties, or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Guarantor, and information supplied by the Company shall also be deemed to have been supplied by the Guarantor. The Company Parties and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale to Eligible Purchasers of the Notes initially purchased by it exceeds the amount of any damages that such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective purchase obligations and not joint.

(e)          The Initial Purchasers severally confirm and the Company Parties acknowledge and agree that the statements with respect to the offering of the Notes by the Initial Purchasers set forth in the second, seventh, eighth and ninth paragraphs of the section entitled “Plan of Distribution” in the Pricing Disclosure Package and the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to the Company Parties by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum or in any amendment or supplement thereto or in any Blue Sky Application or in any Marketing Materials.

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9.            Defaulting Initial Purchasers.

(a)          If, on the Closing Date, any Initial Purchaser defaults in its obligations to purchase the Notes that it has agreed to purchase under this Agreement, the remaining non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Notes by the non-defaulting Initial Purchasers or other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Notes, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Notes on such terms. In the event that within the respective prescribed periods, the non-defaulting Initial Purchasers notify the Company that they have so arranged for the purchase of such Notes, or the Company notifies the non-defaulting Initial Purchasers that it has so arranged for the purchase of such Notes, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Pricing Disclosure Package, the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Pricing Disclosure Package or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 9, purchases Notes that a defaulting Initial Purchaser agreed but failed to purchase.

(b)          If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Notes that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Notes, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Notes that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser's pro rata share (based on the principal amount of Notes that such Initial Purchaser agreed to purchase hereunder) of the Notes of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made; provided that the non-defaulting Initial Purchasers shall not be obligated to purchase more than 110% of the aggregate principal amount of Notes that they agreed to purchase on the Closing Date pursuant to the terms of Section 3.

(c)          If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Notes that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Notes, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company Parties, except that the Company Parties will continue to be liable for the payment of expenses as set forth in Sections 6 except that the provisions of Section 8 shall not terminate and shall remain in effect.

(d)          Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company Parties or any non-defaulting Initial Purchaser for damages caused by its default.

10.          Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 7(h), 7(l) or 7(s) shall have occurred or if the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement.

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11.           Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)          if to any Initial Purchasers, shall be delivered or sent by hand delivery, mail, overnight courier or facsimile transmission to GMP Securities L.L.C., 331 Madison Ave., 12th Floor, New York City, New York 10017, Attention: Debt Capital Markets (Fax: (416) 943-6160), with a copy to Latham & Watkins LLP, 811 Main Street, Suite 3700, Houston, Texas 77002, Attention: David J. Miller (Fax: (713) 546-5401); or

(b)          if to the Company Parties, shall be delivered or sent by hand delivery, mail, overnight courier or facsimile transmission to American Eagle Energy Corporation, 2549 W. Main Street, Suite 202, Littleton, Colorado, 80120, Attention: Marty Beskow (Fax: (303) 798-5767), with a copy to Baker Hostetler LLP, 600 Anton Blvd., Suite 900, Costa Mesa, California 92626, Attention: Randolf W. Katz (Fax: (714) 966-8802).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

12.          Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Company Parties contained in this Agreement shall also be deemed to be for the benefit of affiliates, directors, officers and employees of the Initial Purchasers and each person or persons, if any, controlling any Initial Purchaser within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

13.         Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company Parties and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

14.         Definition of the Terms “Business Day,” “Affiliate,” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

15.         Governing Law & Venue. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each Company Party and each of the Initial Purchasers agree that any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waives any objection that such party may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any suit, action or proceeding.

32

16.         Waiver of Jury Trial. The Company and each of the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

17.         No Fiduciary Duty. The Company Parties acknowledge and agree that in connection with this offering, or any other services the Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (a) no fiduciary or agency relationship between the Company Parties and any other person, on the one hand, and the Initial Purchasers, on the other, exists; (b) the Initial Purchasers are not acting as advisors, expert or otherwise, to the Company Parties, including, without limitation, with respect to the determination of the purchase price of the Notes, and such relationship between the Company Parties, on the one hand, and the Initial Purchasers, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Initial Purchasers may have to the Company Parties shall be limited to those duties and obligations specifically stated herein; (d) the Initial Purchasers and their respective affiliates may have interests that differ from those of the Company Parties; and (e) the Company Parties have consulted their own legal and financial advisors to the extent they deemed appropriate. The Company Parties hereby waive any claims that the Company Parties may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with the Notes.

18.         Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

19.         Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

33

If the foregoing correctly sets forth the agreement among the Company Parties and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

American Eagle Energy Corporation

By:	/s/ Brad Colby
Name: Brad Colby
Title: President

AMZG, Inc.

By:	/s/ Brad Colby
Name: Brad Colby
Title: President

[Purchase Agreement Signature Page]

Accepted:

GMP Securities L.P.
Canaccord Genuity Inc.
Global Hunter Securities, LLC
Johnson Rice & Company L.L.C.

By: GMP Securities L.P., as Authorized Representative

By:	/s/ Ross Prokopy
Name: Ross Prokopy
Title: Managing Director

[Purchase Agreement Signature Page]

SCHEDULE I

Principal
Amount of
Notes
to be
Initial Purchasers	Purchased
GMP Securities L.P..	$122,500,000
Canaccord Genuity Inc..	17,500,000
Global Hunter Securities, LLC.	17,500,000
Johnson Rice & Company L.L.C.	17,500,000
Total	$175,000,000

Schedule II

American Eagle Energy Corporation

US$175,000,000 11.000% Senior Secured Notes due 2019

August 13, 2014

Pricing Supplement

Pricing Supplement dated August 13, 2014 to the Preliminary Offering Memorandum dated August 4, 2014 (the “Preliminary Offering Memorandum”) of American Eagle Energy Corporation (the “Company”). This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum. The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Capitalized terms used in this Pricing Supplement but not defined have the meanings given them in the Preliminary Offering Memorandum.

Issuer	American Eagle Energy Corporation

Title of Securities	11.000% Senior Secured Notes due 2019

Aggregate Principal Amount	US$175,000,000

Use of Proceeds	Estimated net proceeds to the Company from the offering will be approximately $167.6 after deducting the initial purchasers’ discounts and commissions and estimated fees. The Company expects to use the net proceeds to repay its existing credit facility in full, with the remainder to be used for general corporate purposes.

Distribution	144A/Regulation S with registration rights

Maturity Date	September 1, 2019

Issue Price	99.059%

Coupon	11.000%

Yield to Maturity	11.250%

Benchmark Treasury	1.625% due July 31, 2019

Spread to Benchmark Treasury	966.94 basis points

Interest Payment Dates	March 1 and September 1 of each year, beginning on March 1, 2015

Ratings*	Caa1 (Moody’s)/ CCC (S&P)

Trade Date	August 13, 2014

Settlement Date

August 27, 2014 (T+10)

We expect that delivery of the Notes will be made against payment therefor on or about the 10th business day following the date of confirmation of orders with respect to the Notes (this settlement cycle being referred to as “T+10”). Under Rule 15c6-1 of the Commission under the Exchange Act, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes before the Notes are delivered will be required, by virtue of the fact that the Notes initially will settle in T+10, to specify an alternative settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes before their delivery should consult their own advisor.

Make-Whole Redemption	Make-whole redemption at Treasury Rate + 50 basis points prior to September 1, 2016

Optional Redemption	On or after September 1, 2016, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, on the Notes redeemed during the twelve-month period indicated beginning on September 1 of the years indicated below:

Year	Price

2016	108.250%

2017	105.500%

2018 and thereafter	100.000%

Equity Clawback	Up to 35% at 111.000% prior to September 1, 2016

Change of Control	101% plus accrued and unpaid interest

Security	The notes and related note guarantee will be secured by a first-priority security interest (subject to certain permitted liens, including liens securing the new senior credit facility to the extent of the value of the collateral secured thereby) on substantially all oil and natural gas properties and other assets, subject to certain exceptions.

Sole Book-Running Manager	GMP Securities L.P.

Co-Managers	Canaccord Genuity Inc. Global Hunter Securities, LLC Johnson Rice & Company L.L.C.

CUSIP Numbers	Rule 144A: 02554F AA0 Regulation S: U02564 AA7

ISIN Numbers	Rule 144A: US02554FAA03 Regulation S: USU02564AA70

Denominations	Minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

This material is strictly confidential and has been prepared by the Issuer solely for use in connection with the proposed offering of the securities described in the Preliminary Offering Memorandum. This material is personal to each offeree and does not constitute an offer to any other person or the public generally to subscribe for or otherwise acquire the securities. Please refer to the Preliminary Offering Memorandum for a complete description.

The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act, and this communication is only being distributed to such persons.

This communication is not an offer to sell the securities and it is not a solicitation of an offer to buy the securities in any jurisdiction to any person to whom it is unlawful to make such offer or soliciation in such jurisdiction.

SCHEDULE III

A.           None.

B.           None.

Exhibit A

Company Counsel Opinion

Based on and subject to the assumptions to be stated in our opinion letter, and subject to the qualifications and limitations to be stated in our opinion letter, we are of the opinion that:

(1)	Each Company Party is validly existing and in good standing as a corporation under the laws of the State of Nevada and is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction and as of the dates listed above in paragraphs [__], [__],[__],[__] and [__] of this opinion letter. Each Company Party has the requisite corporate power and authority under Chapter 78 of the Nevada Revised Statutes (the “Nevada General Corporation Law”), the Company Articles, the Guarantor Articles, the Company Bylaws, and the Guarantor Bylaws necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Pricing Disclosure Package and the Offering Memorandum.

(2)	No registration under the Securities Act of the Notes or the Guarantee, and no qualification of the Indenture under the Trust Indenture Act with respect thereto, is required for the sale of the Notes and the Guarantee to you as contemplated by the Purchase Agreement or for the initial resale of Notes by you in the Exempt Resales, assuming (i) the accuracy of the Initial Purchasers’ representations in the Purchase Agreement and (ii) the accuracy of the Company Parties’ representations in the Agreement.

(3)	Each Company Party has all requisite corporate power and authority under the Nevada General Corporation Law, the Company Articles, the Guarantor Articles, the Company Bylaws, and the Guarantor Bylaws to execute, deliver, and perform its respective obligations under the Purchase Agreement, the Registration Rights Agreement, and the Indenture.

(4)	The Purchase Agreement has been duly authorized, executed, and delivered by each Company Party.

(5)	The Indenture has been duly authorized by all necessary corporate action of each Company Party and has been duly executed and delivered by each Company Party. The Indenture, including the Guarantee contained therein, is the legally valid and binding agreement of each Company Party, enforceable against it in accordance with its terms.

(6)	Each of the Collateral Documents and the Intercreditor Agreement has been duly authorized by all necessary corporate action of each Company Party and has been duly executed and delivered by each Company Party. Each of the Collateral Documents (other than the Mortgages) and the Intercreditor Agreement is the legally valid and binding obligation of each Company Party, enforceable against it in accordance with their terms.

(7)	The Notes have been duly authorized by all necessary corporate action of the Company and, when executed, issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by you in accordance with the terms of the Purchase Agreement, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

Exhibit A-1

(8)	The Guarantee has been duly authorized by all necessary corporate action of the Guarantor and, when the Notes have been executed, issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by you in accordance with the terms of the Purchase Agreement, will be the legally valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with its terms.

(9)	The Exchange Notes have been duly authorized by the Company, and the Guarantee of the Exchange Notes has been duly authorized by the Guarantor.

(10)	The Registration Rights Agreement has been duly authorized, executed and delivered by each Company Party and is the legally valid and binding agreement of each Company Party, enforceable against such Company Party in accordance with its terms.

(11)	The Mortgages, solely to the extent governed by the laws of the State of New York, are enforceable against each Company Party in accordance with their respective terms; provided, however, that we express no opinion with respect to any provisions of the Mortgages pertaining to the enforceability of any security interest, pledge, lien, mortgage, or other similar interest in real property that purport to be created by the Mortgages, the exercise of remedies provided by the laws of any state (other than the State of New York) in which the Mortgaged Property (as defined in the Mortgages) is located, the foreclosure of the Mortgages with respect to any Mortgaged Property constituting real property or rights, titles, interests and estates therein, the appointment of receiver with respect to any Mortgaged Property constituting real property or rights, titles, interests and estates therein, or other in rem type actions with respect to any Mortgaged Property constituting real property or rights, titles, interests and estates therein.

(12)	The execution and delivery of the Notes, the Guarantee, the Exchange Notes, the Exchange Guarantee, the Indenture, the Registration Rights Agreement and the Purchase Agreement and the issuance and sale of the Notes by the Company and the Guarantee by the Guarantor, in each case to you and the other Initial Purchasers pursuant to the Purchase Agreement, do not on the date hereof:

(i)	violate the Company Articles, the Company Bylaws, the Guarantor Articles, or the Guarantor Bylaws; or

(ii)	result in the breach of or a default under any of the agreements of the Company Parties filed as exhibits to the periodic reports filed by the Company with the Commission pursuant to the Exchange Act that are listed in (a) Schedule 1 hereto or (b) Schedule 2 hereto; or

(iii)	violate (a) the Nevada General Corporation Law or any federal statute, rule, or regulation or (b) any court or governmental orders, writs, judgments, or decrees, applicable, in the case of either (a) or (b), to the Company Parties; or

Exhibit A-2

(iv)	require any consents, approvals, or authorizations to be obtained by the Company Parties from, or any registrations, declarations or filings to be made by the Company Parties with, any governmental authority under the Nevada General Corporation Law or any federal statute, rule, or regulation applicable to any Company Party that have not been obtained or made;

except in the case of clauses (ii)(b) or (iii)(b) above, for such breach, default, or violation that would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the financial condition, business, or results of operations of the Company Parties, taken as a whole.

(13)	The provisions of the Collateral Documents are sufficient to create in favor of the Collateral Agent, for the benefit of itself and the holders of the Notes, a security interest in the right, title, and interest of each Company Party in and to the Collateral (as defined in the Collateral Documents) described therein in which a security interest can be created exclusively under Article 9 of the Uniform Commercial Code as in effect in the State of New York (the “New York UCC”). Upon the due execution and delivery of the Collateral Documents by the parties thereto, a security interest in favor of the Collateral Agent, for the benefit of itself and the holders of the Notes, attaches to the right, title, and interest of each Company Party in and to the Collateral described in the Collateral Documents in which a security interest can be created under Article 9 of the New York UCC.

(14)	The provisions of the Pledge Agreement are sufficient to create in favor of the Collateral Agent, for the benefit of itself and the holders of the Notes, a security interest in the right, title, and interest of each Company Party in and to the Collateral (as defined in the Pledge Agreement) described therein in which a security interest can be created exclusively under Article 9 of the New York UCC. Upon the due execution and delivery of the Pledge Agreement by the parties thereto, a security interest in favor of the Collateral Agent, for the benefit of itself and the holders of the Notes, attaches to the right, title, and interest of the each Company Party in and to the Collateral described in the Pledge Agreement in which a security interest can be created under Article 9 of the New York UCC.

(15)	When the UCC-1 Financing Statements are duly filed in the office of the Secretary of State of the State of Nevada and all required filing fees are paid, the UCC-1 Financing Statements will be sufficient to perfect a security interest in favor of the Collateral Agent, for the benefit of itself and the holders of the Notes, in the right, title, and interest of each Company Party in and to the Collateral described in the Collateral Documents and the UCC-1 Financing Statements in which a security interest may be perfected under Article 9 of the Uniform Commercial Code as in effect in the State of Nevada (the “Nevada UCC”) by filing financing statements in the office of the Secretary of State of the State of Nevada.

Exhibit A-3

(16)	Upon the delivery to the Collateral Agent in the State of New York of certificates evidencing each pledged equity interest (as described in the Guaranty and Collateral Agreement) constituting a “certificated security” (as defined in Section 8-102(a) of the New York UCC), together with a stock power executed in blank with respect thereto, and assuming the Collateral Agent was without notice of any adverse claim (as such term is used in Section 8-102(a) of the New York UCC) prior to taking possession, the Collateral Agent will possess a perfected security interest in such pledged equity interest evidenced by the certificates so delivered to the extent that an interest can be perfected therein by the possession of such certificated securities in the State of New York. Upon the due execution and delivery of the Mortgages by the parties thereto, a security interest in favor of the Collateral Agent, for the benefit of itself and the holders of the Notes, attaches to the right, title, and interest of each Company Party in and to the Collateral described in the Mortgages in which a security interest can be created under Article 9 of the New York UCC and solely to the extent the New York UCC is applicable thereto.

(17)	Under the Nevada UCC, the execution and delivery by the parties thereto of each Control Agreement is sufficient to perfect the security interest of the Collateral Agent in each deposit account of the Company Parties identified on Exhibit A of each respective Control Agreement.

(18)	The transactions contemplated by the Purchase Agreement do not violate Regulations T, U, or X of the Board of Governors of the Federal Reserve System.

(19)	No Company Party is, and after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum, will be, an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(20)	The statements contained in the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Indenture, the Notes, the Registration Rights Agreement and the Guarantee, are accurate in all material respects.

(21)	The statements contained in the Pricing Disclosure Package and the Offering Memorandum under the captions “Business—Hydraulic Stimulation,” “Business—Government Regulations,” “Certain Transactions with Related Parties,” “Management,” and “Description of Other Indebtedness,” insofar as they purport to constitute summaries of the terms of statutes, rules, or regulations, legal and governmental proceedings, or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules, and regulations, legal and governmental proceedings, and contracts and other documents in all material respects.

(22)	Based solely upon a review on August [__], 2014 of certificates representing outstanding shares of capital stock of, and stock transfer records for, AMZG, Inc., all of the outstanding shares of capital stock of AMZG, Inc. were owned of record on that date by the Company.

(23)	To our knowledge, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that could, in the aggregate, reasonably be expected to have a Material Adverse Effect; and to our knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

Exhibit A-4

(24)	The statements contained in the Pricing Disclosure Package and the Offering Memorandum under the caption “Certain U.S. Federal Income Tax Considerations,” insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

In rendering such opinions, we may state that we express no opinion as to the laws of any jurisdiction other than the respective laws of the State of Nevada and the State of New York and the law of the United States of America, in each case as applicable and in effect on the date hereof, and that our opinions are limited to those laws, rules, regulations, and judicial decisions that, in our experience, are normally applicable to transactions of the type contemplated by the Purchase Agreement and that we have deemed necessary to render the opinions contained herein.

We shall also furnish to the Initial Purchasers a written statement1 addressed to the Initial Purchasers and dated the Closing Date, to the effect that (y) we have acted as counsel to the Company in connection with the sale to GMP Securities L.P. and the several Initial Purchasers for whom GMP Securities L.P. is acting as representative by the Company of $175,000,000 in aggregate principal amount of the Notes and the Guarantee by the Guarantor pursuant to the Purchase Agreement, and (z) based on our participation, review, and reliance as described in our opinion letter, no facts came to our attention that caused us to believe that:

(a)          the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(b)          the Offering Memorandum, as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we shall express no opinion with respect to the financial statements (or related notes or schedules thereto) or other financial or accounting data or oil and natural gas reserve information contained or incorporated by reference in or omitted from the Pricing Disclosure Package and the Offering Memorandum. The foregoing opinions and statement shall be qualified by a statement to the effect that we are not passing upon and we do not assume any responsibility for the accuracy, completeness, or fairness of the statements contained in the Pricing Disclosure Package or the Offering Memorandum, including the documents incorporated by reference therein, and we make no representation that we have independently verified the accuracy, completeness, or fairness of such statements, except to the extent set forth in paragraphs (13), (14) and (17) above.

1 To be delivered in a separate negative assurance letter.

Exhibit A-5

Exhibit B

North Dakota and Montana Counsel Opinion

August __, 2014

GMP Securities L.P., as representative for the initial purchasers

331 Madison Avenue, 12th Floor

New York, New York 10017

Re:	Mortgage - Collateral Real Estate Mortgage, Deed of Trust, Indenture, Security Agreement, Fixture Filing, As-Extracted Collateral Filing, Financing Statement and Assignment of Production dated as of August ___, 2014, together with all schedules and exhibits in respect thereof ("Mortgages"), by American Eagle Energy Corporation, a Nevada corporation and AMZG, Inc., a Nevada corporation, collectively “Mortgagors” (collectively referred to hereinafter as the "Companies") for the benefit of U.S. Bank National Association, as trustee and collateral agent under that certain indenture dated [____________], 2014 governing the [_________]$ Senior Secured Notes due 2019 of American Eagle Energy Corporation.

Ladies and Gentlemen:

We have acted as special North Dakota and Montana counsel for the Companies, in connection with the form of the Mortgages and the UCC-1 Financing Statements as well as the UCC-1A Financing Statements described on Schedule 1 attached hereto (along with the Indenture, collectively the "Transaction Documents"). The Mortgages are attached hereto on Schedule 2, with the Certificates of Good Standing for the Companies set forth on Schedule 3. In rendering the opinions set forth herein, we have examined originals or executed copies of the Transaction Documents. Capitalized terms used but not defined in this opinion letter (this "Opinion") or on Schedules 1, 2 and 3 hereto have the meanings given them in the Mortgages.

We have also examined original counterparts or photostatic or certified copies of all other instruments, agreements, certificates, records and other documents (whether of the Companies, their officers, directors, shareholders, and managers, public officials, or other persons) which we have considered relevant to the opinions hereinafter expressed. In making this examination we have assumed, with respect to all documents which we have examined: the genuineness of all signatures thereon, the authenticity of all documents submitted to us as copies, and the authenticity of the originals of such copies. We have also assumed that each natural person executing the Transaction Documents has the legal, mental and age capacity to do so. As to certain questions of fact material to such opinions we have, where such facts were not otherwise verified or established, relied upon the representations of the Companies set forth in or otherwise incorporated in the Transaction Documents.

Exhibit B-1

In addition, for all purposes of this opinion, we have assumed, without verification of the truth or accuracy of the same, the following: (i) the Companies are corporations that are duly organized, validly existing and in good standing under the laws of the State of Nevada; (ii) the Companies have all requisite power and authority to execute and deliver each Transaction Document and to perform its obligations thereunder; (iii) the Companies have duly authorized, executed and delivered each Transaction Document; (iv) the Companies are in good standing and duly authorized to do business in each state (other than North Dakota and Montana) where such authorization is required; (v) the execution and delivery by the Companies of each Transaction Document and the performance of its obligations thereunder will not conflict with, result in a breach or violation of, or constitute a default under: (A) any of the terms, provisions or conditions of the articles or certificate of incorporation or bylaws or other similar constituent documents of the Companies, or (B) any statute, law, (other than any North Dakota or Montana statute or law) regulation, rule, judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Companies; (vi) the factual accuracy of all legal descriptions and information set forth in Exhibit "A" attached to the Mortgages; (vii) the accuracy as to all factual matters set forth in the Transaction Documents; (viii) that all conditions precedent to the effectiveness of the Transaction Documents have been satisfied or waived; (ix) there is no action, claim, suit, litigation, proceeding or governmental investigation pending or threatened against or affecting the Companies that relate to any of the transactions described in or contemplated by the Transaction Documents; (x) legally sufficient consideration exists with respect to each party to the Transaction Documents; (xi) solely with respect to the opinions in paragraphs 4 and 5 below, the Companies have all material licenses, authorizations, consents and approvals required to own, lease and operate the Mortgaged Property and to conduct the business and activities contemplated in the Transaction Documents; (xii) the Companies have “rights” in the Mortgaged Property or the power to transfer rights in the Mortgaged Property to Mortgagee in accordance with N.D.C.C. 41-09-13 and MCA 30-9A-203, and the Companies and Mortgagee have given “value” within the meaning of N.D.C.C. 41-09-13 and MCA 30-9A-203; (xiii) the portions of the lands consisting of goods that are or are to become fixtures with respect to the Mortgaged Property are and will be located on the real property described in the Mortgages as Mortgaged Property; (xiv) the Companies have record title to and/or other interests in each item of real property and personal property comprising the Mortgaged Property in which a security interest is purported to be granted under the Mortgages; and (xv) the Mortgagee has "control" of all Mortgaged Property which requires control for perfection of the security interest in such collateral pursuant to the UCC.

Based upon the foregoing, we are of the opinion that:

1.          Based upon the Certificates set forth on Schedule 3, the Companies are in good standing on the date of this opinion in the States of North Dakota and Montana, and are authorized to conduct their business in such states.

2.          The Mortgages constitute the legal, valid and binding agreements of the Companies, enforceable against the Companies in accordance with their terms.

Exhibit B-2

3.          Upon filing of the Mortgages in each of the proper recorder’s offices for the counties in North Dakota and Montana where the Mortgaged Property is located, with the North Dakota Department of Trust Lands, Minerals Management Division, and the Trust Land Management Division, Montana Department of Natural Resources and Conservation, in case of oil and gas leases covering mineral interests owned by the State of North Dakota or Montana (hereinafter "state mineral interests") and filing of the Mortgages with the proper office of the Bureau of Land Management to the extent any portion of the Mortgaged Property involves oil and gas leases covering mineral interests owned by the United States of America (hereinafter "federal mineral interests"), the form of the Mortgages are legally sufficient to create a valid security interest in the Mortgaged Property in favor of Mortgagee, a valid mortgage Lien on all of the Companies’ rights, titles and interests in that portion of the Mortgaged Property constituting real property described in the Mortgages as being mortgaged thereby and a valid security interest on As-Extracted Collateral related to the Mortgaged Property located in the county in which the Mortgaged Property is situated and on all fixtures located on the real property described as Mortgaged Property in the Mortgages to which a security interest may attach under the Uniform Commercial Code as enacted in the State of North Dakota and Montana (the "UCC") to secure the Indebtedness. After the recording and filing of the Mortgages and the proper filing of the UCC-1 Financing Statements and the UCC-1A Financing Statements with the proper offices and payment of all requisite recording and filing fees, the Lien created by the Mortgages shall be properly recorded and perfected.

4.          Except for any which have previously been obtained or completed and further, except with respect to the filing of the Mortgages (i) in each county in the State of North Dakota and Montana where any portion of the Mortgaged Property covered by the Mortgages is located; (ii) with the applicable office of the North Dakota Department of Trust Lands, Minerals Management Division and the Trust Land Management Division, Montana Department of Natural Resources and Conservation, to the extent any of the Mortgaged Property covers state mineral interests; and (iii) with the applicable office of the Bureau of Land Management to the extent any of the Mortgaged Property covers federal mineral interests and the related filing of the UCC-1 Financing Statements and the UCC-1A Financing Statements with each of the proper filing offices, no consent or approval by, or notification of any filing with any North Dakota or Montana state court or governmental authority is or was required pursuant to North Dakota or Montana state law for the execution and delivery by the Companies of the Transaction Documents or for the consummation of the transactions contemplated thereby.

5.          The execution and delivery by Companies of the Mortgages, and the performance of their obligations thereunder, does not violate any material law of the State of North Dakota or Montana or any material rule or regulation of any governmental authority or agency of the State of North Dakota or Montana which is normally applicable to transactions like those provided for in the Mortgages; provided, however, we otherwise express no opinion about any rule or regulation of any governmental authority or agency of the State of North Dakota or Montana applicable to, or any license or permit in connection with, the business conducted by the Companies.

6.          No state or local mortgage recording tax, stamp tax, transfer tax or other fee, tax or governmental charge is required to be paid in the State of North Dakota or Montana in connection with the execution, delivery, filing or recording of the Mortgages, other than filing and recording fees that must be paid in connection with the filings and recordings of the Mortgages set forth in opinion paragraph 3 above.

Exhibit B-3

7.          The acceptance of the Mortgages by Mortgagee, its possession and retention of its rights thereunder, and its presentation of such instruments for filing and recording as described in paragraph 3 above will not, in and of themselves, require Mortgagee to pay or otherwise subject Mortgagee to any recording tax, fee or other charge directly or indirectly related to the recording of the Mortgages except for the customary fee charged by each filing or recording office on a per-page or per-instrument basis.

8.          The form of the descriptions of the Mortgaged Property contained in Exhibit A to the Mortgages is legally sufficient for the purposes of applicable recording, filing and registration laws of the State of North Dakota and Montana, including for purposes of providing constructive notice to third parties; provided that we express no opinion as to the accuracy or completeness of any such descriptions.

The opinions set forth above are subject to the following qualifications, comments and exceptions:

1.          This opinion is limited in all respects to the laws of the State of North Dakota, Montana and applicable federal law.

2.          Except as expressly set forth herein, we have made no independent investigation as to the accuracy or completeness of any representation, warranty, data or other information, written, oral or electronic, made or furnished in connection with the Transaction Documents, or otherwise, and we have assumed that neither the Transaction Documents nor any other information furnished to us contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement made therein not misleading.

3.          References herein to our "knowledge" refers to the present, conscious and actual knowledge of lawyers in this firm currently engaged in providing services to the Companies, and does not imply that we have conducted a general review of our files or other factual investigation (beyond the examination of the Transaction Documents) relating to the Companies or that any other lawyers in this firm have been consulted with respect to their knowledge regarding any matter referred to herein. No inference as to the extent of our knowledge should be drawn from the fact of our representation of the Companies or otherwise.

4.          In rendering this opinion, we have assumed, with your permission and without verification:

i.            that each of the Transaction Documents is enforceable against Mortgagee;

ii.           that the proceeds of the loans or advances made pursuant to the Mortgages will be received by the Companies and used for legitimate business purposes of the Companies and not for the individual benefit of any person; and

iii.          that any foreclosure sale of property in which the Mortgages grant a lien or security interest will comply with applicable laws governing foreclosure of liens and security interests and with the terms set forth in the Mortgages.

Exhibit B-4

5.          We express no opinion as to the following:

iv.           the title to any property described or referred to in the Mortgages, UCC-1 Financing Statements and/or UCC-1A Financing Statements;

v.            the accuracy of the description of any property that the Mortgages, UCC-1 Financing Statements and/or UCC-1A Financing Statements purport to describe;

vi.           the existence of any Liens in favor of persons other than Mortgagee, in or against any property described in the Mortgages, UCC-1 Financing Statements and/or UCC-1A Financing Statements;

vii.          the priority of the Liens set out in the Mortgages, UCC-1 Financing Statements and/or UCC-1A Financing Statement; and

viii.         the attachment or enforceability of any security interest in any commercial tort claims or any proceeds of collateral.

6.          The enforceability of the Transaction Documents may be limited by applicable laws relating to bankruptcy, insolvency, reorganization, receivership, arrangement, fraudulent transfers and conveyances, moratorium or redemption, by other laws relating to or affecting generally the enforcement of creditors’ rights, or the collection of debtors’ obligations, or by the valid exercise of the sovereign powers of the United States or any other governmental entity.

7.          The enforceability of the Transaction Documents, including but not limited to the enforceability of any and all rights of acceleration and rights to payment on demand contained therein, is subject to and may be affected by general principles of equity (regardless of whether enforcement is sought in proceedings in equity or at law) and the public policies of the United States or any other governmental entity, and the courts have inherent authority to deny enforcement of any provision thereof on equitable or public policy grounds.

8.          We express no opinion as to the enforceability of any provisions requiring the payment of any premium, penalty, liquidated damages or other charge in connection with any prepayment of the Indebtedness.

9.          We express no opinion regarding the treatment of the transactions contemplated by the Transaction Documents under any laws relating to securities.

10.         We express no opinion with respect to the availability of the remedy of specific performance, appointment of a receiver or an injunction, or other remedies requiring the exercise of judicial discretion, or as to the effect of any provisions in the Transaction Documents which purport to entitle Mortgagee to any such remedy as a matter of right.

Exhibit B-5

11.         This opinion is subject to the effect of the provisions of the UCC and other laws of any state having jurisdiction that relate to, prohibit, restrict, limit or otherwise affect (i) the rights and remedies available to secured creditors, and (ii) the waiver or variation by agreement of debtors’ rights under the UCC or other applicable laws.

12.         The enforceability of the Transaction Documents may be subject to an implied covenant of good faith and fair dealing, and the exercise by Mortgagee of its rights thereunder may be limited by standards of commercial reasonableness.

13.         Certain provisions of the Transaction Documents may be invalid or unenforceable, in whole or in part, but the inclusion of such provisions does not affect the overall validity of any of the Transaction Documents or preclude (i) the enforcement of the obligations of the Companies as provided in the Transaction Documents, (ii) the acceleration of the obligations of the Companies to repay such principal and pay such interest upon a material default or (iii) the foreclosure in accordance with applicable law and pursuant to the terms of the Mortgages and Transaction Documents, upon a material default.

14.         Without limiting the generality of any of the paragraphs above, we express no opinion as to the enforceability of any provisions in the Transaction Documents the enforceability of which is conditioned, under applicable law, on their being reasonable or not manifestly unreasonable or meeting some other subjective standard, or as to the enforceability of any such provisions which, or which purport to (i) provide for liquidated damages, an increased rate of interest or any other charge in the event of a default; (ii) treat personal property not physically attached to real estate as part of the real property encumbered by the Mortgages; (iii) treat goods which have become "fixtures," as defined in Article 9 Section 102 of the UCC as personal property; (iv) waive the right to notice of acceleration of maturity; (v) authorize entry by Mortgagee without judicial process on any real property, the sale by Mortgagee of mortgaged real property without judicial process, or other self help remedies for default; (vi) provide for the payment of a prepayment or yield maintenance premium or penalty, or, to the extent the same may be regarded as a penalty, any other fee, compensation or liquidated damages, upon any prepayment of principal, whether by acceleration, realization upon collateral, voluntary prepayment or otherwise; (vii) bind any party to submit to the jurisdiction of any court; (viii) confer jurisdiction on, or deny jurisdiction to, any court, or authorize any person to confess a judgment against the Companies; (ix) waive any right to trial by jury, right of set off, right to interpose counterclaims or cross claims, or right to object to venue or assert forum non-conveniens; (x) provide for indemnification of any person against (A) loss, liability, damage, expense or claims arising under any environmental laws or (B) consequences of such person’s own actions or omissions to act; (xi) grant Mortgagee or any other person the power to sign the Companies’ names or otherwise act on behalf of the Companies; (xii) provide for the reinstatement of terminated liens; (xiii) provide that Mortgagee may sell any personal property collateral without first repossessing it; (xiv) prevent Mortgagee from waiving rights by delaying or omitting to exercise them, or prevent Mortgagee, by acquiescing in or waiving one default, from waiving any subsequent default; (xv) render legally effective service of process in a manner not authorized by applicable law or court rule; (xvi) provide for severance of invalid or unenforceable provisions of any of the Transaction Documents and for enforcement of the balance of such document; (xvii) prevent amendment of any of the Transaction Documents orally or by course of conduct; (xviii) require, as a condition to the assertion of a claim or defense based on an action or omission of the Companies, that notice of that action or omission be given to Mortgagee promptly or within the specified time; or (xix) generally relieve Mortgagee from liability for any action or omission amounting to gross negligence or willful misconduct.

Exhibit B-6

15.         We express no opinion as to the accuracy or completeness of any warranty or representation made in any of the Transaction Documents.

16.         Any provisions of the Transaction Documents that purport to cover property to be acquired in the future or to secure indebtedness in excess of the original principal amount of the Indebtedness (other than reasonable amounts advanced to protect and preserve the property encumbered by the Mortgage as specifically set forth therein) may not be enforceable as against the rights of intervening third parties.

17.         We do not opine with respect to any environmental matters generally, and you are specifically advised that we have not examined or looked into the existence or absence of any hazardous or toxic materials on the Mortgaged Property nor the applicability to or compliance by the Companies or the Mortgaged Property with any statutes, regulations or policies of any private entity or public governmental authority having jurisdiction over such matters. Further, we have not reviewed any environmental reports relating to the Mortgaged Property. We also do not opine with respect to any zoning or land use laws.

This opinion is rendered solely for the benefit of Mortgagee and its legal counsel, and all of their successors and assigns. No copies of this Opinion may be delivered or furnished to any other party nor may all or portions of this Opinion be quoted, circulated or referred to in any other document without our prior written consent, except that copies of this Opinion may be provided to any party entitled to rely upon this Opinion or to any regulatory agency having supervisory authority over any party entitled to rely upon this Opinion, and except that this Opinion may be used in connection with the assertion of a defense as to which this Opinion is relevant and necessary or in response to a court order.

Exhibit B-7